UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 14, 2000


                              HITSGALORE.COM, INC.
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             (Exact name of Registrant as specified in its charter)


         FLORIDA                         000-26668            65-0036344
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(State or other  jurisdiction           (Commission          (I.R.S Employer
of  incorporation or organization)      file Number)       Identification No.)


10134 6th Street, Suite J, Rancho Cucamonga, CA           91730
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(Address of principal executive offices)                (ZIP Code)


Registrant's telephone number, including area code   (909) 481-8821

                              HITSGALORE.COM, INC.


Item 5. Other Events

The Company is unable to file its Annual Report on Form 10-K for the year ended December 31, 1999 within the grace period afforded under Rule 12b-25. The principal reason for the delay is that the audit of the Company's financial statements for the year ended December 31, 1999 has not been completed. The Company anticipates filing its Annual Report on Form 10-K for the year ended December 31, 1999 on or about April 30, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HITSGALORE.COM, INC.                                        Date: April 14, 2000

By:/s/ Robert A. Thompson
-------------------------------------
       Robert A. Thompson
       Principal Accounting Officer